Lehman Brothers

Mon, 28 Apr 2003, 10:35:43 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 1Al

Settle as of 04/30/03

Bond Summary - Bond lAl

Fixed Coupon:	4.500
Orig Bat:	100,000,000
Orig Not:	100,000,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

	50.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		75.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		100.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		125.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		150.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		175.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		200.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
99-21	4.55	5.40	4.55	4.00	4.56	3.12	4.56	2.53	4.56	2.11	4.57	1.80	4.57	1.56
Average Life	6.97		4.85		3.63		2.86		2.34		1.97		1.69
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	08/25/25		03/25/20		02/25/16		03/25/13		01/25/11		07/25/09		06/25/08

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:36:40 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 1A2

Settle as of 04/30/03

Bond Summary - Bond lA2

Fixed Coupon:	4.750
Orig Bat:	25,000,000
Orig Not:	25,000,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

50.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)			75.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		100.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		125.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		150.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		175.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		200.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
100-00	4.74	5.34	4.72	3.97	4.70	3.11	4.67	2.52	4.65	2.11	4.62	1.80	4.59	1.56
Average Life	6.97		4.85		3.63		2.86		2.34		1.97		1.69
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	08/25/25		03/25/20		02/25/16		03/25/13		01/25/11		07/25/09		06/25/08

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:34:49 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 1A3

Settle as of 04/30/03

Bond Summary - Bond lA3

Fixed Coupon:	5.500
Orig Bat:	148,102,000
Orig Not:	148,102,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

50.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)			75.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		100.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		125.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		150.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		175.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		200.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
101-24+	5.16	5.22	5.02	3.92	4.87	3.08	4.72	2.51	4.55	2.10	4.38	1.80	4.21	1.57
Average Life	6.97		4.85		3.63		2.86		2.34		1.97		1.69
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	08/25/25		03/25/20		02/25/16		03/25/13		01/25/11		07/25/09		06/25/08

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:29:16 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 1A4

Settle as of 04/30/03

Bond Summary - Bond lA4

Fixed Coupon:	5.750
Orig Bat:	100,000,000
Orig Not:	100,000,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

50.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)			75.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		100.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		125.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		150.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		175.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)		200.00 User_Curve_1 (/home/tdooley/ppc/ alta-4to20in12)
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
102-14+	5.27	5.18	5.09	3.91	4.90	3.08	4.69	2.51	4.48	2.10	4.25	1.80	4.02	1.57
Average Life	6.97		4.85		3.63		2.86		2.34		1.97		1.69
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	08/25/25		03/25/20		02/25/16		03/25/13		01/25/11		07/25/09		06/25/08

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:25:14 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 1A7

Settle as of 04/30/03

Bond Summary - Bond lA7

Fixed Coupon:	5.750
Orig Bat:	19,627,000
Orig Not:	19,627,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

	75.00 PSA		125.00 PSA		175.00 PSA		300.00 PSA		400.00 PSA		600.00 PSA		800.00 PSA
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
97-08	6.00	13.49	6.00	13.24	6.01	12.78	6.04	10.93	6.07	9.33	6.19	6.49	6.35	4.51
97-16	5.98		5.98		5.99		6.01		6.05		6.15		6.29
97-24	5.96		5.96		5.97		5.99		6.02		6.11		6.24
98-00	5.94		5.94		5.95		5.97		5.99		6.07		6.18
98-08	5.92		5.92		5.93		5.94		5.97		6.03		6.12
98-16	5.90	13.58	5.90	13.33	5.91	12.86	5.92	10.99	5.94	9.38	5.99	6.52	6.07	4.52
98-24	5.88		5.88		5.89		5.90		5.91		5.95		6.01
99-00	5.86		5.87		5.87		5.88		5.89		5.91		5.96
99-08	5.85		5.85		5.85		5.85		5.86		5.88		5.90
99-16	5.83		5.83		5.83		5.83		5.83		5.84		5.85
99-24	5.81	13.67	5.81	13.42	5.81	12.94	5.81	11.04	5.81	9.42	5.80	6.54	5.79	4.54
Average Life	28.52		27.27		25.18		18.60		14.34		8.58		5.43
First Pay	10/25/30		08/25/28		06/25/25		03/25/18		06/25/14		02/25/10		02/25/08
Last Pay	03/25/33		03/25/33		03/25/33		03/25/33		03/25/33		02/25/33		09/25/09

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:27:03 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 2A1

Settle as of 04/30/03

Bond Summary - Bond 2A1

Fixed Coupon:	5.500
Orig Bat:	49,216,000
Orig Not:	49,216,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

	125.00 PSA		175.00 PSA		225.00 PSA		300.00 PSA		350.00 PSA		400.00 PSA		500.00 PSA
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
102-09+	5.10	5.77	5.05	5.13	4.99	4.60	4.90	3.98	4.84	3.64	4.77	3.36	4.65	2.91
102-10+	5.10		5.04		4.98		4.89		4.83		4.77		4.64
102-11+	5.09		5.03		4.97		4.88		4.82		4.76		4.63
102-12+	5.09		5.03		4.97		4.87		4.81		4.75		4.62
102-13+	5.08		5.02		4.96		4.87		4.80		4.74		4.61
102-14+	5.08	5.78	5.02	5.14	4.95	4.61	4.86	3.98	4.79	3.65	4.73	3.37	4.60	2.91
102-15+	5.07		5.01		4.95		4.85		4.79		4.72		4.59
102-16+	5.07		5.01		4.94		4.84		4.78		4.71		4.58
102-17+	5.06		5.00		4.93		4.84		4.77		4.70		4.57
102-18+	5.06		4.99		4.93		4.83		4.76		4.69		4.56
102-19+	5.05	5.79	4.99	5.14	4.92	4.61	4.82	3.99	4.75	3.65	4.68	3.37	4.55	2.92
Average Life	7.70		6.64		5.81		4.86		4.37		3.96		3.34
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	02/25/23		02/25/23		02/25/23		02/25/23		02/25/23		02/25/23		02/25/23

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

Mon, 28 Apr 2003, 10:38:36 EDT

wdorado:SASCO 03-14 COMBO

Yield Table - Bond 3Al

Settle as of 04/30/03

Bond Summary - Bond 3Al

Fixed Coupon:	5.674
Orig Bat:	234,227,000
Orig Not:	234,227,000
Factor:	1.0000000
Factor Date:	04/25/03	Next Pmt:	05/25/03
Delay:	24	Cusip:	NR

	100.00 PSA		200.00 PSA		250.00 PSA		300.00 PSA		350.00 PSA		400.00 PSA		500.00 PSA
Price	Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration		Yield Duration
100-07	5.66	7.30	5.63	5.40	5.62	4.77	5.60	4.27	5.59	3.87	5.57	3.54	5.54	3.04
100-15+	5.62		5.58		5.56		5.54		5.52		5.50		5.46
100-24+	5.59		5.53		5.50		5.48		5.45		5.42		5.37
101-00+	5.55		5.48		5.45		5.42		5.38		5.35		5.28
101-09	5.52		5.44		5.40		5.36		5.32		5.28		5.20
101-17+	5.48	7.37	5.39	5.45	5.34	4.82	5.30	4.32	5.25	3.91	5.20	3.58	5.11	3.07
101-26	5.45		5.34		5.29		5.23		5.18		5.13		5.03
102-02+	5.41		5.29		5.23		5.18		5.12		5.06		4.94
102-11	5.38		5.25		5.18		5.12		5.05		4.99		4.86
102-19+	5.34		5.20		5.13		5.06		4.99		4.91		4.78
Average Life	11.23		7.46		6.33		5.49		4.84		4.34		3.59
First Pay	05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03		05/25/03
Last Pay	04/25/33		04/25/33		04/25/33		04/25/33		04/25/33		04/25/33		04/25/33

Tsy BM

3Mo

6Mo

2YR

5YR

10YR

30YR

Lib BM

1Yr

2Yr

3Yr

4Yr

5Yr

7Yr

10Yr

12Yr

15Yr

20Yr

30Yr

Yield

1.6200

2.7180

4.0660

4.8340

5.3530

Yield

Coupon

3.2500

3.5000

5.0000

5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.